================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                IRATA, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                                IRATA, INC.
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

                                  IRATA, INC
                           1123 W.N. CARRIER PARKWAY
                          GRAND PRAIRIE, TEXAS 75050
                                (972) 606-1940


                           NOTICE OF ANNUAL MEETING
                                OF SHAREHOLDERS
                        TO BE HELD ON FEBRUARY 3, 1998


     The 1997 Annual Meeting of Shareholders of Irata, Inc., a Texas corporation (the "Company") will be held at The New York Hilton Hotel, 1335 Avenue of the Americas, New York, New York on Tuesday, February 3, 1998 at 9:30 A.M. local time for the following purposes:

     1. To elect three members of the Board of Directors to serve until the 1998 Annual Meeting of Shareholders and each case until their respective successors are elected and qualified.

     2. To approve an amendment to the Company's Certificate of Incorporation to effect a one-for-six reverse stock split of the Class A Common Stock of the Company.

     3. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.


     All shareholders are cordially invited to attend. Only holders of record of issued and outstanding shares of Class A Common Stock at the close of business on December 8, 1997 will be entitled to notice of and to vote at the Annual Meeting or adjournments thereof. A copy of the Company's proxy statement and 1997 Annual Report to shareholders is enclosed herewith.


                                    By Order of the Board of Directors


                                    Sue Camp, Secretary


Grand Prairie, Texas
December 29, 1997



                             _____________________


     WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE READ THE ACCOMPANYING PROXY STATEMENT AND COMPLETE, DATE, SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY CARD IN THE RETURN ENVELOPE FURNISHED FOR SUCH PURPOSE. THE PROXY IS REVOCABLE BY YOU AT ANYTIME PRIOR TO ITS USE AT THE ANNUAL MEETING. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON. PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED.


                             _____________________

                                  IRATA, INC.
                           1123 W.N. CARRIER PARKWAY
                          GRAND PRAIRIE, TEXAS 75050
                                (972) 606-1940

                                PROXY STATEMENT
                    FOR THE ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON FEBRUARY 3, 1998

                                 INTRODUCTION
GENERAL

  This proxy statement is being furnished to shareholders in connection with the solicitation of proxies by the Board of Directors of Irata, Inc. (the "Company") for use at the Annual Meeting of Shareholders to be held at The New York Hilton Hotel, 1335 Avenue of the Americas, New York, New York on Tuesday, February 3, 1998 at 9:30 A.M. local time and at any adjournments thereof (the "Annual Meeting"), for the purposes set forth in this proxy statement. This proxy statement and the enclosed form of proxy are being mailed on or about December 29, 1997 to the shareholders of record as of December 8, 1997. The annual report to shareholders for the Company's fiscal year ended June 30, 1997, is also being mailed to the shareholders contemporaneously with this proxy statement, although the annual report does not form a part of the material for the solicitation of proxies.

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

  At the Annual Meeting, shareholders will (1) elect three members of the Board of Directors to serve until the 1998 Annual Meeting of Shareholders and in each case until their respective successors are elected and qualified and (2) approve an amendment to the Company's Certificate of Incorporation to effect a one-for-six reverse stock split of the Class A Common Stock of the Company.

  The persons named on the enclosed proxy form will vote the shares for which they are appointed in accordance with the directions of the shareholders appointing them. Unless otherwise indicated, proxies in the form enclosed that are properly executed, duly returned and not revoked will be voted in favor of the election of the three nominees to the Board of Directors of the Company named herein and for the one-for-six reverse split.

  The Board of Directors is not presently aware of other proposals that may be brought before the Annual Meeting. In the event that other proposals are brought before the Annual Meeting, the persons named in the enclosed proxy will vote in accordance with what they consider to be in the best interests of the Company. Any shareholder giving such a proxy may revoke it at any time before it is exercised.


                              VOTING REQUIREMENTS

  Only holders of shares of Class A Common Stock of record at the close of business on December 8, 1997, the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof, are entitled to vote at the Annual Meeting. As of record date, there were 6,443,215 shares of the Company's Class A Common Stock par value $0.10 per share, issued and outstanding with each entitled to one vote upon all matters to be acted upon at the Annual Meeting. Except for the 1,500,000 shares of the Company's Class B Common Stock par value $0.01 per share, which are not entitled to vote at the Annual Meeting, no other shares of capital stock of the Company are issued and outstanding. A complete list of all shareholders entitled to vote at the Annual Meeting will be open for the examination by any shareholder during normal business hours for a period of ten days prior to the Annual Meeting at the offices of the Company at 1123 W. N. Carrier Parkway, Grand Prairie, Texas. Such list will also be available at the Annual Meeting and may be inspected by any shareholder who is present.

                            QUORUM AND OTHER MATTERS

  Quorum and voting requirements are governed by Texas law, and the Company's Articles of Incorporation and By-laws. The presence, in person or by proxy, of the holders of a majority of the shares of the Class A Common Stock of the Company is necessary to constitute a quorum at the Annual Meeting. Each share of Class A Common Stock is entitled to one vote, in person or by proxy, with respect to the election of directors, the one-for-six reverse stock split and any other proposals brought before the Annual Meeting. Shares represented by a properly signed, dated and returned proxy will be treated as present at the Annual Meeting for purposes of determining a quorum, without regard to whether or not the proxy is marked as casting a vote or abstaining. If a quorum is not present or represented at the Annual Meeting, the shareholders entitled to vote, present in person or represented by proxy, have the power to adjourn the Annual Meeting, without notice other than the announcement at the Annual Meeting, until a quorum is present or represented. At any such adjourned Annual Meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the Annual Meeting as originally notified. The affirmative vote of a plurality of the Class A Common Stock represented at the Annual Meeting in person or by proxy is necessary to elect the nominees for election as directors. A majority of the votes represented by the shareholders present at the Annual Meeting, in person or by proxy, is necessary for approval of the one-for six reverse stock split and for any other matter that might come before the Annual Meeting. If a shareholder, present in person or by proxy, abstains on any matter, the shareholders' Class A Common Stock will not be voted on such matter. Thus, an abstention from voting on any matter has the same legal effect as a vote "against" the matter. Proxies relating to "street name" shares that are voted by brokers will be counted as shares present for the purposes of determining a quorum, but will not be treated as shares having voted at the Annual Meeting as to any proposal as to which the broker does not vote. No dissenters' or appraisal rights exist under Texas law with regard to any matter described herein to be voted at the Annual Meeting.

  The Company will bear the cost of preparing, assembling and mailing all proxy materials which may be sent to the shareholders in connection with this solicitation. In addition to the solicitation of proxies by use of the mails, officers and regular employees of the Company may solicit proxies, for no additional compensation, by telephone. The Company does not expect to pay any compensation for the solicitation of proxies.

  The principal offices of the Company are located at 1123 W. N. Carrier Parkway, Grand Prairie, Texas, 75050.

  Votes at the Annual Meeting will be tabulated by an Inspector of Election appointed by the Company.


                               PROXY INFORMATION

  The enclosed form of proxy may be revoked at any time prior to its exercise by executing a new proxy with a later date, by voting in person at the Annual Meeting, or by giving written notice of revocation to Sue Camp, Secretary of the Company, at any time before the proxy is voted at the Annual Meeting.
Attendance at the Annual Meeting will in and of itself constitute revocation of a proxy. Please be sure that your shares are voted by signing, dating and returning the enclosed form of proxy in the enclosed postage paid envelope.

     The Company will bear the cost of soliciting proxies in connection with the Annual Meeting estimated at $3,000 in the aggregate. Proxies will be solicited by telephone, fax, mail or personal contact. Continental Stock Transfer & Trust Company, the Company's transfer agent, will aid in the solicitation of proxies in connection with the Annual Meeting for no additional fee. Directors, officers and employees of the Company may solicit proxies by telephone, fax, mail or personal contact. Such persons will receive no additional compensation for such services, but the Company may reimburse them for reasonable out-of-pocket expenses incurred therewith. Copies of solicitation material will be furnished to fiduciaries, custodians, nominees and brokerage houses for forwarding to beneficial owners of shares of Class A Common Stock held in their names and the Company will reimburse them for reasonable out-of-pocket expenses incurred therewith.

                     PRINCIPAL AND MANAGEMENT SHAREHOLDERS

  All 1,500,000 shares of Class B Common Stock were issued to and remain owned of record by Names 'N Faces, Inc. It has been the Company's understanding that Names 'N Faces was beneficially owned by Buffalo, Inc. It is the Company's knowledge that both Names 'N Faces and Buffalo, Inc. are insolvent and have had their charters revoked for failure to pay franchise tax. The Company has no specific knowledge as to the identity of the beneficial owners of Buffalo, Inc.

  The following table sets forth certain information as of November 30, 1997, with respect to the beneficial ownership of shares Class A Common Stock held by
(i) each person known by the Company to be the owner of more than 5% of the outstanding shares Class A Stock, (ii) each director, (iii) each of the executive officers named under Executive Compensation, and (iv) all officers, directors and nominee for director as a group.


                                                                           SHARES OF CLASS A    PERCENTAGE
                        NAME OF BENEFICIAL OWNER                          COMMON STOCK/(1)(2)/   OF CLASS
------------------------------------------------------------------------  --------------------  -----------

Royce Investment Group, Inc./(5)/                                                      799,296       11.04%
  199 Crossways Park Drive
  Woodbury, N.Y. 11797
The Estate of C. W. Moody, Jr./(3)/                                                    407,738        6.21%
  P. O. Box 573117
  Houston, TX  77257-3117
Petrus Fund, L.P./(4)/                                                                 510,000        7.33%
  12377 Merit Drive Suite 1700
  Dallas, TX  75251
J. T. Trotter /(6)/                                                                    402,053        6.07%
  1000 Louisiana, Suite 3600
  Houston, TX 77002
John D. Higgins /(7)/.                                                                 325,316        4.94%
  199 Crossways Park Drive
  Woodbury, N.Y. 11797
Robert R. Salyard/(8)/                                                                 198,335        3.01%
  530 Mulberry Lane
  Haverford, PA 19041
John C. Stuecheli./(9)/                                                                 46,000           *
  1861 Brown Blvd. Suite 612
  Arlington, TX 76006
Lance P. Wimmer./(10)/                                                                 275,000        4.12%
  15190 Prestonwood #918
  Dallas, TX 75248
All officers and directors as a group/(11)/ (4 persons)                                943,985       13.31%

* Less than 1%

(1) Unless otherwise noted, the Company believes that all persons named in the table have sole voting and investment power with respect to shares of Class A Common Stock beneficially owned by them.

(2) A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the date of this Proxy Statement upon the exercise of warrants or options. Each beneficial owner's percentage ownership is determined by assuming that options or warrants that are held by such persons and which are exercisable within 60 days from the date of this Proxy Statement have been exercised. In the case of shares underlying warrants, the number of shares reflected and the exercise price have been adjusted to give effect to the anti-dilution adjustment required resulting from the Company's issuance of 3,245,000 shares in the private placement completed in January 1997.

(3) Includes 165,809 shares owned of record by Lone Star Photo Video, Inc., a company beneficially owned by the estate of Mr. Moody, 62,016 shares owned of record by the C. W. Moody Family Trust, of which Mr. Moody was the beneficiary, and 118,000 shares issuable upon exercise of private placement warrants issued on November 15, 1996 to the Estate of Mr. Moody in exchange for the surrender of other warrants and $59,000 in debt.

(4) Includes 510,000 shares issuable under warrants granted under a Loan Agreement and Loan Commitment to Petrus Fund, L.P. that are currently exercisable.

(5) Includes 156,298 shares issuable under the unit purchase option granted May 1994, exercisable at $4.93 per unit (consisting of one share and one common stock warrant) and 156,298 shares of Class A Common Stock issuable upon exercise of the 156,298 warrants at $5.75 per share. Also includes 243,350 shares issuable under the unit purchase option granted in December 1996, exercisable at $.50 per unit (consisting of one share and one common stock purchase warrant) and 243,350 shares issuable upon exercise of the warrants at $1.00 per share until November 12, 1998 and thereafter until November 1, 1999 at $1.50 per share.

(6) Includes 63,081 shares issuable under warrants granted in March 1995 to Mr. Trotter in exchange for his guarantee of a $500,000 loan of the Company, and 114,000 shares issuable upon exercise of private placement warrants issued to Mr. Trotter on November 15, 1996 in exchange for surrender of other warrants and $57,000 in debt.

(7) Includes 100,000 private placement warrants. The private placement warrants were acquired on November 1, 1996 along with 100,000 shares of Class A Common Stock for an aggregate consideration of $50,000 as part of a private placement. Also includes 20,000 shares of Class A Common Stock acquired in January 1997 as consideration for $10,000 in unpaid 1996 director fees and 37,500 shares issuable upon exercise of currently exercisable options granted under the Company's 1996 Stock Option Plan.

(8) Includes 45,000 private placement warrants. The private placement warrants and 45,000 shares of Class A Common Stock were acquired on November 15, 1996 upon conversion of $22,500 in debt of the Company to Mr. Salyard for consulting services. Also includes 108,335 shares issuable upon exercise of currently exercisable options granted under the Company's 1996 Stock Option Plan.

(9) Includes 52,000 shares issuable upon exercise of currently exercisable options granted under the Company's 1996 Stock Option Plan.

(10) Includes 50,000 private placement warrants. The private placement warrants were acquired on January 8, 1997 along with 50,000 shares of Class A Common Stock for an aggregate consideration of $25,000 as part of a private placement. Also includes 258,335 shares issuable upon exercise of currently exercisable options granted under the Company's 1996 Stock Option Plan.

(11) Includes 651,169 shares issuable upon exercise of warrants and currently exercisable stock options granted under the Company's 1996 Stock Option Plan.

                                  PROPOSAL I

                             ELECTION OF DIRECTORS

  During the last year two of the Company's directors resigned. Andrew J. Clark, III resigned in May 1997and Robert R. Searles, Jr. resigned in August 1997. The vacancies created by these resignations were not filled and the size of the Board has been reduced accordingly. At the Annual Meeting three directors are to be elected to hold office until the next annual meeting and until their successors have been duly elected and qualified or until their death, resignation, retirement, disqualification or removal. Unless otherwise instructed or unless authority to vote is withheld, the enclosed proxy will be voted for the election of the nominees listed herein. All of the nominees have indicated a willingness to serve, but in case any nominee is unable or unwilling to serve or is otherwise unavailable for election at the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote for the remainder of the designated nominees and to vote for a substitute nominee in their discretion.

  The following biographical information is furnished with respect to each nominee for election at the Annual Meeting. The information includes age at November 30, 1997, present position, if any, with the Company, period served as a director and other business experience during the past five years. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR ELECTION OF EACH NOMINEE LISTED BELOW. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY OTHERWISE.

  Lance P. Wimmer, 53, was appointed to the Board of Directors effective November 3, 1996 to fill the vacancy created by the death of C.W. Moody, Jr. and was first elected at the annual meeting of shareholders in January 1997. Additionally, he was elected Chairman of the Board and appointed President and Chief Executive Officer of the Company effective as of the November 3, 1996.
Mr. Wimmer had served as a consultant to the Company from April 1996 until his appointment as an officer and director of the Company in November 1996. Mr. Wimmer formed Wimmer Associates, Inc., a professional consulting and management firm, in 1992 and has been its Managing Director since its organization. Prior to the organization of Wimmer Associates, Inc., Mr. Wimmer managed the Southwest region for Buccino & Associates, Inc., a leading operations restructuring consulting firm.

  John D. Higgins, 64, has been involved in corporate finance as Senior Vice President of Royce Investment Group Inc. ("Royce") for more than five years. Royce was the manager of the Company's Private placement that was completed in January 1997. Mr. Higgins is also a director of Iatros Health Network, Inc., an operator of nursing homes. Mr. Higgins was appointed as a director to fill the vacancy created by the resignation of Mr. Morgan on November 28, 1995 and was first elected at the annual meeting of shareholders in January 1996. Pursuant to the Agency Agreement, dated September 9, 1996, between the Company, Royce and Spencer Trask Securities Incorporated ("Spencer Trask"), executed in connection with the 1997 Private Placement, the Company agreed until January 2002, at Royce's option, to nominate a designee of Royce to the Company's Board of Directors. Mr. Higgins is currently serving as Royce's designee.

  Robert R. Salyard, 71, was appointed to the Board of Directors effective November 3, 1996 to fill the vacancy created by the resignation of Richard W. Fairchild, Jr. and was first elected at the annual meeting of shareholders in January 1997. For more than five years Mr. Salyard has been a private investor and engaged in the management consulting business. He serves as a Director and Corporate Secretary of Spencer Trask, a member firm of the National Association of Securities Dealers, and co-manager of the Company's 1997 Private Placement.

  During the fiscal year ended June 30, 1997, the Board of Directors of the Company held six meetings at which each of the directors was present in person or by telephone. On numerous occasions during fiscal 1997, the Board had informal discussions among all members regarding Company affairs. The Company currently has an Audit Committee. The Audit Committee is authorized to review, with the Company's independent accountants, the annual financial statements of the Company prior to publication; to review the work of, and approve non-audit services performed by such independent accountants; to review the effectiveness of the financial and accounting functions, and the organization, operations and management of the Company. The Audit Committee consists of Messrs. Higgins and Salyard and met once during the year.


OTHER KEY MANAGEMENT

  The following persons are key employees of the Company:

    NAME            AGE                    POSITION
    ----            ---                    --------
John C Stuecheli     50    Vice President-Finance  and Chief Financial Officer
Sue Camp             64    Corporate Secretary and Logistics Manager
Rodger Osgood        43    Vice President, Manufacturing and Engineering


  John C. Stuecheli was appointed Vice President-Finance and Chief Financial Officer effective as of November 3, 1996. Mr. Stuecheli had served as a consultant to the Company from April 1996 until his appointment as chief financial officer of the Company. From October 1993 until March 1996, Mr. Stuecheli engaged in the practice of accounting. Prior to October 1993, Mr. Stuecheli was in the employ of Buccino & Associates, Inc., a leading operations restructuring consulting firm.

  Sue Camp joined the Company in September 1992 as Administrative Manager and Corporate Secretary. Ms. Camp assumed her current position in September 1996. Prior to joining the Company, she worked with Century 21 Real Estate in a variety of sales and administrative capacities for more than five years.

  Rodger Osgood joined the Company in December 1992 as Manufacturing Manager and assumed his current position in December 1996. Prior to joining the Company on a full time basis, Mr. Osgood served as a technical consultant to the Company from the Company's inception in April 1992. Previously, he was employed as a technical engineer for Data East, Inc., a manufacturer of photo booths in San Jose, California.

  There is no family relationship between any present executive officers and directors.

                            EXECUTIVE COMPENSATION

  The following table summarizes all cash compensation paid or accrued by the Company to the Company's President and Chief Executive Officer, former Executive Vice President and Vice President-Finance and Chief Financial Officer (collectively, the "Named Executive Officers") for services rendered in all capacities to the Company for the years ended June 30, 1995, 1996 and 1997.

                                                                                    LONG-TERM COMPENSATION
                                                                                       AWARDS SECURITIES
                                                              ANNUAL COMPENSATION       COMPENSATION
                                                              -------------------   ----------------------
                                                                                                 ALL OTHER
NAME AND PRINCIPAL POSIITON                                   YEAR  SALARY   BONUS  OPTIONS(1)  COMPENSATION
---------------------------                                   ----  -------  -----  ----------  ------------
Lance P. Wimmer                                               1997   88,125    -0-  300,000        2,572(5)
   President and Chief Executive Officer                      1996    N/A      N/A     N/A           N/A

Robert A. Searles, Jr. (Resigned August 1997)                 1997  120,000    -0-   67,500       12,076(4)
   Executive Vice President                                   1996  115,000    -0-                12,502(3)
                                                              1995  120,000    -0-                15,555(2)

John C. Stuecheli                                             1997   51,555    -0-   60,000         1,021(6)
   Vice President-Finance and Chief Financial Officer         1996    N/A      N/A     N/A             N/A

------------
(1) Includes 300,000 options to Mr. Wimmer, 67,500 options to Mr. Searles and 60,000 options to Mr. Stuecheli all exercisable at $0.50 per share and expiring on November 1, 2002.

(2) Represents employer contributions for insurance ($8,355) and a car allowance ($7,200).

(3) Represents employer contributions for insurance ($6,802) and a car allowance ($5,700).

(4) Represents employer contributions for insurance ($4,876) and a car allowance ($7,200).

(5) Represents employer contributions for insurance.

(6) Represents employer contributions for insurance.

STOCK OPTIONS

  The following table contains information concerning options granted to each of the Named Executives during fiscal 1997.

                                                        NUMBER OF                                                GRANT DATE
                                                    SHARES UNDERLYING       EXERCISE          EXPIRATION           PRESENT
                     NAME                            OPTIONS GRANTED          PRICE              DATE               VALUE
-----------------------------------------------  -----------------------  -------------  ---------------------  -------------
Lance P. Wimmer                                           300,000            $0.125       November 1, 2002          $67,300
Robert A. Searles, Jr.                                     67,500            $0.125       November 1, 2002          $14,950
John C. Stuecheli                                          60,000            $0.125       November 1, 2002          $13,850

__________


  The fair value of each option is estimated using the Black-Scholes option-pricing model with the following assumptions used for grants in 1997: risk free interest rate 4.5%; expected life 6 years; expected volatility 30%; dividend yield 0%.

OPTIONS EXERCISED IN LAST FISCAL YEAR AND YEAR-END VALUE

  The following table sets forth information with respect to the named executive officers with respect to the exercise of stock options during the year ended June 30, 1997 and unexercised stock options held as of June 30, 1997.

                                                       NUMBER OF SECURITIES
                                                      UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED IN
                                                            OPTIONS AT                 THE MONEY OPTIONS AT
                                                         JUNE 30, 1997(3)                JUNE 30, 1997(2)
                                                  ------------------------------  ------------------------------
                                                    EXERCISABLE/UNEXERCISABLE       EXERCISABLE/UNEXERCISABLE
                                                  ------------------------------  ------------------------------
Lance P. Wimmer...........................                      -0- / 300,000              N/A / N/A
Robert A. Searles, Jr.....................                      -0-  / 67,500              N/A / N/A
John C. Stuecheli.........................                      -0-  / 60,000              N/A / N/A

---------------------

(1) Represents the difference between the market price of the underlying shares of Class A Common Stock at exercise date and the exercise price.

(2) Based on the closing price in the Nasdaq SmallCap Market of the Company's Class A Common Stock on that date.

(3) All options have an exercise price of $0.50 per share and an expiration date of November 1, 2002.


COMPENSATION OF DIRECTORS

  Mr. Higgins is paid an annual director fee of $10,000. Mr. Salyard is paid an annual consulting fee of $15,000. Mr. Wimmer receives no compensation for his services as director. The Company indemnifies its Directors and executive officers to the extent permitted by applicable law against liabilities incurred as a result of their service to the Company. The Company has a directors and officers liability policy underwritten by National Union Fire Insurance Company in the aggregate amount of $2,000,000. The policy term is from November 1, 1997 to November 1, 1998. As to reimbursements by the insurer of the Company's indemnification expenses, the policy has a $100,000 loss deductible ($250,000 for Securities Claims); there is no deductible for covered liabilities of individual directors and officers.


EMPLOYMENT AGREEMENTS

  The Company entered into an Employment Agreement on June 15, 1993 with Mr. Searles providing for a base salary of $10,000 per month and a primary term of three years. On September 1, 1993, the employment agreement between the Company and Mr. Searles was amended to extend the term until June 30, 1997, to restrict Mr. Searles from competing with the Company for a two-year period upon termination of the employment relationship and to provide for a $30,000 bonus to be paid on January 15, 1994 to assist him with federal tax liability with respect to the exercise of certain stock options. Under the terms of the employment relationship with Mr. Searles, he has been provided with a car allowance, medical insurance and other customary employee benefits. In August 1997, Mr. Searles resigned as Executive Vice President and as a member of the Board of Directors. The Company agreed to pay Mr. Searles three months salary of $30,000, relocation costs from Houston, Texas to Dallas, Texas of $10,000 and to forgive a loan to Mr. Searles in the amount of $10,000 in consideration for a full release from all claims against the Company.

  The Company entered into employment agreements with Messrs. Wimmer and Stuecheli which became effective as of November 3, 1996. The agreement with Mr. Wimmer has a term of twenty-four months and from month to month thereafter and provides for a base salary of $135,000 per annum and the opportunity to earn up to $40,000 in bonus compensation upon achieving goals established by the Board of Directors in the Company's business plan. The agreement obligated the Company to grant to Mr. Wimmer options to purchase an aggregate of 300,000 shares of Class A Common Stock at $0.50 per share, to fund up to $3,000 per month in commuting expenses between Dallas, Texas and the Company's office and to provide minimum levels of officers' and directors' liability insurance. The agreement with Mr. Stuecheli is for a term of twelve months and from month to month thereafter and provides for a base salary of $80,000 per annum and the opportunity to earn up to $24,000 in bonus compensation upon achieving goals established by the Board of Directors in the Company's business plan. The agreement obligates the Company to grant to Mr. Stuecheli options to purchase an aggregate of 60,000 shares of Class A Common Stock at $0.50 per share, to fund up to $2,000 per month in commuting expenses between Dallas, Texas and the Company's office and to provide minimum levels of officers', and directors' liability insurance.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  In April 1996, the Company engaged the firm of Wimmer Associates, Inc., of which Mr. Wimmer is Managing Director, to assist management with: (1) operations and controls for enhancing profitability, (2) development and implementation of plans and programs designed to achieve financial projections and (3) financial restructuring. The firm was paid $296,300 in fees and expenses from April to November 1996.

  Mr. Clark (a director of the Company until his resignation in May 1997) acted as counsel to the Company from its inception until his resignation in May 1997. During the fiscal year ended June 30, 1996, he was paid an aggregate of $23,500 in fees and expenses, all of which was for work performed prior to the beginning of the fiscal year. During the year ended June 30, 1996, Mr. Clark billed the Company an additional $55,600 in fees and expenses, none of which were paid.
Mr. Clark, along with twelve other trade creditors of the Company, who held in the aggregate $734,300 in debt of the Company, entered into a Settlement Agreement pursuant to which on November 1, 1996 his claim for $55,585 was settled in exchange for a cash payment of $8,337, an aggregate of 16,466 shares of Class A Common Stock and the Company's agreement to pay $680 a month for fifteen months. During the year ended June 30, 1997, Mr. Clark billed the Company $47,000 in fees and expenses.

  From April to November 1996, Mr. Stuecheli was paid $100,300 by Wimmer Associates, Inc. in fees and expenses for consulting services provided to the Company. This amount is included in the total paid to Wimmer Associates, Inc. disclosed above.

  On July 31, 1997, the Board of Directors granted options to purchase 25,000 shares of Class A Common Stock under the 1996 Stock Option Plan to Mr. Higgins at $.125 per share. The Board also reduced the exercise price for all outstanding options for current employees and directors to $.125 per share, which was the market price of Class A Common Stock at that date.

  On July 31, 1997, the Board of Directors awarded bonuses to Messrs. Wimmer and Stuecheli in the amounts of $140,000 and $39,000, respectively. Mr. Wimmer was granted the right to receive up to $100,000 of this bonus in Class A Common Stock and Mr. Stuecheli up to $15,000 of this bonus in Class A Common Stock.
The market price of the Class A Common Stock at such date, which was $.125 per share, will be used to compute the number of shares to be issued.

                                  PROPOSAL II

                       APPROVAL TO AMMEND THE COMPANY'S
                         CERTIFICATE OF INCORPORATION
                  TO EFFECT A ONE-FOR-SIX REVERSE STOCK SPLIT

GENERAL

  The Company's Class A Common Stock is listed on The Nasdaq SmallCap Market (the "SCM"). On November 30, 1997, the closing price was $0.375.

  On August 22, 1997, the Securities and Exchange Commission approved new listing standards for companies listed on the SCM. These changes materially enhance the quantitative threshold criteria necessary to qualify for initial entry and continued listing on Nasdaq. In addition, corporate governance requirements, currently applicable to the Nasdaq National Market, for the first time, will extend to the SCM. The Company has until February 23, 1998 to comply with the new continuing inclusion requirements.

  The Board of Directors believes that it is in the best interests of the Company and its shareholders that the Class A Common Stock continues to be included in the SCM. The Board of Directors believes this is the best market for the Company's stock because it has a widespread following and includes numerous companies of high quality. The Company currently meets all the new listing standards except for two quantitative criteria. Specifically, the current bid price of the Company's stock is below the minimum requirement of $1.00 and the Company's tangible net worth is less than $2,000,000 as of September 30, 1997.

  On December 8, 1997, the Board of Directors adopted a resolution to submit to the shareholders a proposal to amend the Company's Certificate of Incorporation to effect a one-for-six reverse stock split of the Company's Class A Common Stock. A reverse stock split of the outstanding stock will have the effect of reducing the number of shares owned by each shareholder, while proportionately increasing the price per share. By way of example, assuming a one-for-six split, a shareholder who owned 600 shares at a price of $0.375 prior to the split, would own 100 shares at price of approximately $2.25 upon completion of the reverse stock split. Accordingly, each shareholder's proportionate share ownership remains undiluted by the reverse stock split. However, the Company can give no assurance that, upon completion of the reverse split, the adjusted stock price will not drift down immediately or shortly thereafter. It is not unusual to see some downward movement in a stock's price following a reverse split. The Company nevertheless believes that the reverse stock split is an appropriate action that will assist in protecting its listing on the SCM enabling it to comply with the minimum bid price requirement of the SCM.

PRINCIPAL EFFECTS OF THE REVERSE STOCK SPLIT

  Consummation of the reverse stock split will not change the number of shares of Class A Common Stock authorized by the Company's Certificate of Incorporation, which will remain at 20,000,000 or the par value of $.10. As of December 8, 1997, the Company had 6,443,215 shares of Class A Common Stock issued and outstanding. After the reverse stock split, the issued and outstanding shares will be approximately 1,073,000.

  All outstanding stock options and warrants will be adjusted for the reverse stock split. For example, 50,000 private placement warrants to purchase 50,000 shares of Class A Common Stock at $1.00 per share will be become 8,333 private placement warrants to purchase 8,333 shares of Class A Common Stock at $6.00 per share.

STOCK CERTIFICATES AND FRACTIONAL SHARES

  The reverse stock split will automatically occur upon the filing of a Certificate of Amendment to the Company's Certificate of Incorporation with the Texas Secretary of State. No further action will be required by the shareholders. However, following consummation of the reverse stock split, anticipated to be effective March 1, 1998, the Company's Transfer Agent, Continental Stock Transfer & Trust Company, will send to each shareholder of record information regarding replacement of the old stock certificates with stock certificates that state the number of shares on a post-reverse stock split basis.

  The Company will not issue fractional shares resulting from the reverse stock split. The Company will pay in cash the fair market value of the fractional share, based upon the closing sale price of the Class A Common Stock on the last trading day immediately preceding the effective date of the reverse stock split.

FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT

  The following is a summary of the material anticipated federal income tax consequences of the reverse stock split to holders of the Class A Common Stock. This summary is based on the federal income tax laws now in effect and as currently interpreted; it does not take into account possible changes in such laws or interpretations, including amendments to applicable statutes, regulations, and proposed regulations or changes in judicial or administrative rulings, some of which may have retroactive effect. This summary is provided for general information only and does not purport to address all aspects of the possible federal income tax consequences of the reverse stock split and IS NOT INTENDED AS TAX ADVICE TO ANY PERSON. In particular, and without limiting the foregoing, this summary does not consider the federal income tax consequences to shareholders of the Company in light of their individual investment circumstances or to holders subject to special treatment under the federal income tax laws (for example, life insurance companies, regulated investment companies and foreign taxpayers). The summary does not address any consequence of the reverse stock split under any state, local or foreign tax laws.

  No ruling from the Internal Revenue Service or opinion of counsel will be obtained regarding the federal income tax consequences to the shareholders of the Company as a result of the reverse stock split. ACCORDINGLY, EACH SHAREHOLDER IS ENCOURAGED TO CONSULT HIS OR HER TAX ADVISOR REGARDING THE SPECIFIC TAX CONSEQUENCES OF THE PROPOSED TRANSACTION TO SUCH SHAREHOLDER, INCLUDING THE APPLICATION AND EFFECT OF STATE, LOCAL AND FOREIGN INCOME AND OTHER TAX LAWS.

  The Company believes that the reverse stock split would be a tax-free recapitalization to the Company and its shareholders. If the reverse stock split qualifies as a recapitalization under Section 368 (a) (1) (E) of the Internal Revenue Code of 1986, as amended, a shareholder of the Company who exchanges old certificates solely for new certificates received from the Company as a result of the reverse stock split should recognize no gain or loss for federal income tax purposes, except for any cash received by a shareholder in lieu of a fractional share. A shareholder's aggregate tax basis in his Class A Common Stock represented by the new certificates received from the Company as a result of the reverse stock split should be the same as his aggregate tax basis in the Class A Common Stock represented by the old certificates. The holding period of shares of the Class A Common Stock represented by the new certificates received from the Company as a result of the reverse stock split should include the period during which shares of the Class A Common Stock surrendered in exchange therefor were held, provided all such shares of Class A Common Stock were held as a capital asset on the date of the exchange.

  A shareholder who receives cash in lieu of fractional shares will be treated as if the Company has issued fractional shares to him and then immediately redeemed such shares for cash. Such shareholder should generally recognize gain or loss, as the case may be, measured by the difference between the amount of cash received and the basis of such shareholder's Class A Common Stock allocable to the fractional shares had they actually been issued. Such gain or loss will generally be a capital gain or loss if such shareholder's Class A Common Stock was held as a capital asset, and any such capital gain or loss will generally be a long-term capital gain or loss to the extent such shareholder's holding period for his Class A Common Stock exceeds eighteen months.


  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION TO EFFECT A ONE-FOR-SIX REVERSE STOCK SPLIT.

                         SECTION 16 FILINGS DISCLOSURE

  Section 16(a) of the Securities Exchange Act of 1934 requires that the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, file with the Commission, the Boston Stock Exchange and The Nasdaq Stock Market initial reports of ownership and reports of changes in ownership of Class A Common Stock of the Company. Officers, directors and greater than ten percent shareholders are required by Commission regulations to furnish the Company with copies of all
Section 16(a) forms they file.

  To the Company's knowledge, based solely on review of the Company's copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended June 30, 1997, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were compiled with.



                             SHAREHOLDER PROPOSALS

  Any shareholder that meets the requirements of the proxy rules under the Securities Exchange Act of 1934 may submit to the Board of Directors proposals to be considered for submission to the shareholders at the next Annual Meeting. Shareholder proposals to be presented at the next annual meeting of the Shareholders must be in writing and received at the Company's principal executive offices by the Secretary no later than July 6, 1998 in order to be included in next year's proxy statement. Any such notice shall set forth: (a) the name and address of the shareholder and the text of the proposal to be introduced; (b) the number of shares of stock held of record or owned beneficially by such shareholder as of the date of such notice and (c) a representation that the shareholder intends to appear in person or by proxy at the annual meeting to introduce the proposal specified in the notice.



                                    GENERAL


  Lane Gorman Trubitt, L.L.P. served as the Company's independent auditors for the fiscal year ended June 30, 1997. A representative of Lane Gorman Trubitt, L.L.P. will be present at the Annual Meeting with the opportunity to make a statement, if he desires to do so, and will be available to respond to appropriate questions. The Board of Directors of the Company has designated Lane Gorman Trubitt, L.L.P. as independent auditors for the current fiscal year.

  The management of the Company does not know of any matters other than those stated in this Proxy Statement which are to be presented for action at the Annual Meeting. If any other matters should properly come before the Annual Meeting, proxies will be voted on these other matters in accordance with the best judgment of the persons appointed to vote the proxies.

  The Annual Report to Shareholders of the Company for the fiscal year ended June 30, 1997 is being mailed with this Proxy Statement to shareholders entitled to notice of and to vote at the Annual Meeting. A copy of the Company's Annual Report on Form 10-KSB for its fiscal year ended June 30, 1997, as filed with the Securities and Exchange Commission, will be furnished without charge to any shareholder upon written request to Irata, Inc., 1123 W. N. Carrier Parkway, Grand Prairie, Texas 75050, Attn: Investor Relations.

                                 MISCELLANEOUS

  All share information in this Proxy Statement has been adjusted to give effect to the reverse stock splits that became effective in September and December of 1993 and the application of anti-dilution adjustments with respect to warrants and options resulting from the private placement completed in January 1997. All information contained in the Proxy Statement relating to the occupations, affiliations and securities holdings of directors and officers of the Company and their relationship and transactions with the Company is based upon information received from directors and officers. All information relating to any beneficial owners of more than 5% of the Company's such Common Stock is based upon information contained in reports filed by such owners with the Commission.


                                    By Order of the Board of Directors



                                    Sue Camp
                                    Secretary


December 29, 1997
Grand Prairie, Texas



  PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                                  IRATA, INC.
             1123 W. N. CARRIER PARKWAY, GRAND PRAIRIE, TEXAS 75050

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned hereby appoints Lance P. Wimmer as Proxy with the power to appoint his substitute and hereby authorizes him to represent and to vote, as designated below, all of the shares of Class A Common Stock of Irata, Inc. held of record by the undersigned on December 8, 1997 at the 1997 Annual Meeting of Stockholders to be held on Tuesday, February 3, 1998 at 9:30 a.m. New York time at the New York Hilton Hotel, 1335 Avenue of the Americas, New York, New York.

1. Election of Directors: JOHN D. HIGGINS, ROBERT R. SALYARD, LANCE P. WIMMER

 [_] FOR all nominees   [_] WITHHOLD authority to vote for nominees listed above
     above (except as
     marked above)

 (INSTRUCTIONS: To withhold authority to vote for any nominee, strike that nominee's name above)

2. Approval of an amendment to the Company's Certificate of Incorporation to effect a one-for-six reverse stock split of the Class A Common Stock of the Company.

                     [_] FOR    [_] AGAINST     [_] ABSTAIN

3. In their discretion, they are authorized to vote upon such other business as may properly come before this meeting and any adjournment thereof.

                     [_] FOR    [_] AGAINST     [_] ABSTAIN

                         (Please sign on reverse side)
--------------------------------------------------------------------------------
  This Proxy when properly executed will be voted in the manner herein by the undersigned shareholder. If no designation is made, this proxy will be voted for the named Nominees, approval of the Reverse Stock Split and for discretionary authority for other matters.

[_] I plan to attend the Annual Meeting.

                                            DATE: _______________________, 1998

                                            -----------------------------------
                                                        (Signature)
                                            -----------------------------------
                                                        (Signature)

                                            NOTE: Please sign exactly as name
                                            appears above. When shares are
                                            held by joint tenants, both should
                                            sign. When signing as attorney,
                                            executor, administrator, trustee
                                            or guardian, please give full
                                            title as such, please sign in full
                                            corporate name by President or
                                            other authorized officer. If a
                                            Partnership, please sign in
                                            Partnership name by authorized
                                            person.